Exhibit 99.2
CROSSFIRST BANKSHARES, INC. NASDAQ: CFB Second Quarter

2023 Earnings Presentation July 17, 2023

LEGAL DISCLAIMER CROSSFIRST BANKSAHRES INC. FORWARD

-LOOKING STATEMENTS. The financial results

in this presentation reflect preliminary, unaudited results,

which are not final until the Company’s Quarterly Report on

Form 10-Q is filed. This presentation and oral statements made relating to this presentation contain forward-looking statements. These forward-

looking statements reflect our current views and include, but are not limited to, statements regarding our business plans, expansion targets and opportunities, the expected completion and timing of our acquisition of Canyon Bancorporation, Inc. and its wholly owned subsidiary,

Canyon Community Bank, National Association (collectively,

"Canyon"), and future financial performance. These statements are often, but not always, made through the use of words or phrases such as “positioning,” “growth,” “approximately,” “believe,

”

“plan,” “future,” “opportunity,” “anticipate,” “target,” “expectations,”

“expect,” “will,” “strategy,” “goal, “focused,” “foresee

”

or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations,

estimates and projections about our industry, management’s

beliefs and certain assumptions made by management, many of which,

by their nature, are inherently uncertain

and beyond our control. Accordingly, we caution you that any such forward-looking statements are not a guarantee

of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward

-looking statements. There are or will be
important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements,

including, but not limited to, the following: a decline in general business and economic conditions and any regulatory responses thereto,

including uncertainty and volatility in the financial markets; interest rate fluctuations; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions, entering new lines of business or offering new or enhanced services or products; the transition away from the London Interbank Offered Rate (LIBOR); fluctuations in fair value of our investments due to factors outside of our control; our ability to successfully manage credit risk and the sufficiency of our allowance; geographic concentration of our markets; economic impact on our commercial

real estate and commercial-based loan portfolios, including declines in commercial and residential real estate values; an increase in non-performing assets; our ability to attract, hire and retain key personnel;

maintaining and increasing customer deposits, funding availability,

liquidity and our ability to raise and maintain sufficient capital;

competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework;

accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; cyber incidents or other failures, disruptions or security breaches; employee error, fraud committed against the Company or our clients, or incomplete or inaccurate information about clients and counterparties; mortgage markets; our ability to maintain our reputation;

costs and effects of litigation; environmental liability; risk exposure from transactions with financial counterparties; severe weather,

natural
disasters, acts of war or terrorism or other external events; and changes in laws, rules, regulations, interpretations or policies relating to financial institutions. These and other factors that could cause results to differ materially from those described in the forward

-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual

Report on Form 10-K, our Quarterly Reports on Form 10-Q and in

other filings we make with the Securities and Exchange Commission.

These forward-looking statements are made as of the date hereof,

and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law. MARKET AND INDUSTRY DATA. This presentation

references certain market, industry and demographic data,

forecasts and other statistical information. We have obtained this data, forecasts and information from various independent,

third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other

information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are

reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic,

employment, industry and other market data presented herein,

these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. * CrossFirst acquired

Farmers & Stockmens Bank (referred to herein as “Central”)

on November 22, 2022. 2

About non-gaap financial measures CROSSFIRST BANKSAHRES INC.

In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), we disclose non-GAAP financial measures, including “adjusted net income”,

“adjusted diluted earnings per common share”, “tangible common stockholders’ equity”, “tangible book value per common share”,

“adjusted return on average assets (ROAA)”, “adjusted return on average equity (ROE)” and “adjusted efficiency ratio – fully tax equivalent (FTE).”

We consider the use of select non-GAAP financial measures

and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We

believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and

investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting,

analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and

should not be relied on alone as measures of our performance.

The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies.

We compensate for these limitations by providing the equivalent

GAAP measures whenever we present the non-GAAP financial

measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both

measures and the individual components may be considered

when analyzing our performance. A
reconciliation of non-GAAP financial measures to the comparable

GAAP financial measures is provided at the end of this presentation. 3

SECOND QUARTER 2023 HIGHLIGHTS CROSSFIRST BANKSAHRES

INC. Net Income $16.0 Diluted EPS ROE*1* ROAA*1* Million

$033 9.94% 0.93% Financial Performance Adjusted*2* Adjusted*2*

Adjusted*1»2* Adjusted*1**2* Net Income Diluted EPS ROE

ROAA $173 Million $035 10.74% 1.00% Profitability Received

regulatory approval for previously announced acquisition of

Canyon Bancorporation, Inc., which is expected to add low-cost liquidity and deepen our Arizona franchise Fully tax equivalent NIM(3)

narrowed 38 basis points to 3.27%, as continued pricing pressure on deposits & deposit mix changes outweighed the increases

from loans Identified meaningful non-interest expense savings for the remainder of 2023, advancing our efficiency improvement goal

Balance Sheet Loans grew $149 million, or 2.6% for the quarter and 7.9% year-to-date Non-interest-bearing deposits stabilized, decreasing

4% from Q1 2023 Book value per share grew to $13.39, while tangible book value per common share(2) grew to $12.67 Credit Quality

Credit metrics remain strong with annualized NCOs / average

loans of 0.04% and NPAs / assets of 0.19%, which is a decline of

35 basis points from June 30, 2022 Provisioned $2.6 million during the quarter, largely to support loan growth (1) Ratios are annualized

(2) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details (3) The incremental Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0% 4

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSAHRES INC.

Loan Mix by Type ($5.8bn) Commercial 36% Energy 4%

CRE - Owner-Occupied 9% CRE - Non-Owner-Occupied 42% Residential

Real Estate 8% Consumer 1% Note: Gross loans, (net of unearned income) data as of June 30, 2023. 5

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSAHRES INC.

CRE – Non-Owner-Occupied Loan Portfolio by Segment Retail 16%

Office 13% Industrial 17% 1-4 Family Res Construction 7%

Hotel 9% Other 25% Multi-Family 13% Commercial Loan Breakdown

by Type Financial Management 6% Aircraft

& Transportation 6% Merchant Wholesalers 3% Other Industries 36%

Manufacturing 11% Real Estate Activity 6% Business Loans to

Individuals 5% Credit Related Activities 7% Health Care 6% Engineering

& Contracting 7% Restaurants 7% Note: Data as of June 30, 2023.

6

ASSET QUALITY PERFORMANCE CROSSFIRST BANKSAHRES

INC. Classified Loans / Capital + ACL + RUC(1) $81.5 $72.1

$67.7 $67.0 $69.5 12.0% 11.2% 10.0% 9.3% 9.6% Q2 2022 Q3

2022 Q4 2022 Q1 2023 Q2 2023 Classified Assets Classified/Total

Capital + ACL + RUC Classified Loans and the ratio of Classified Loans to Total Capital + ACL + RUC increased slightly but remain consistent with prior quarters Non-performing Assets / Total Assets

0.54% 0.31% 0.20% 0.16% 0.19% Q2 2022 Q3 2022 Q4 2022

Q1 2023 Q2 2023 NPAs increased primarily due to an increase

in non-accrual loans, partially offset by the sale of one OREO property

Note: Dollar amounts are in millions (1) RUC includes the accrual for off-balance sheet credit risk for unfunded commitments. 7

ASSET QUALITY PERFORMANCE CROSSFIRST BANKSAHRES

INC. Net Charge-offs (Recoveries) / Average

Loans(1) 0.10% 0.16% -0.02% 0.12% 0.04% Q2 2022 Q3 2022 Q4 2022 Q1

2023 Q2 2023 Net charge-offs were $0.6 million for Q2 2023, compared to $1.6 million in Q1 2023 and $1.1 million in Q2 2022 Net charge-offs were 0.07% annualized on a trailing 12-month basis Allowance for

Credit Losses + RUC(2) / Total Loans 1.35% 1.34% 1.31% 1.30%

1.30% $5.3 $6.7 $8.7 $8.1 $7.7 $55.8 $55.9 $61.8 $65.1 $67.6

Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 ACL RUC ACL

+ RUC/Total Loans ACL + RUC / Total Loans of 1.30%

was consistent with linked quarter and lower than the same period a year ago, primarily due to lower specific reserves on non-performing loans Allowance for credit losses to non-performing loans at the end of Q2 2023 was 508% Note: Dollar amounts are in millions

(1) Ratio is annualized for interim periods. (2) RUC includes the accrual for off-balance sheet credit risk for unfunded commitments. 8

DEPOSIT TRENDS CROSSFIRST BANKSAHRES INC. Total

Deposits and % DDA $4,744 $4,988 $5,651 $5,837 $6,100

$3,581 $3,874 $4,251 $4,867 $5,172 $1,163 $1,114 $1,400 $970 $928

Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 DDA Interest-bearing

Deposits Cost of Deposits 0.42% 1.20% 2.03% 2.57% 3.33%

Total deposits increased 4.5% due to an increase in wholesale funding sources at quarter-end Approximately one-third of the time deposit increase was from new client money & shifts from other deposit categories with the balance representing an increase in wholesale funding Non-interest-bearing deposits stabilized, decreasing

4% from Q1 2023 Cost of deposits increased 76bps this quarter,

due to market rate increases and deposit mix changes Non-interest

-bearing deposits were 15% of total deposits this quarter Top 25 deposit relationships represent 20% of total deposits Note: Dollars are in millions and amounts shown are as of the end of the period. 9

NET INTEREST MARGIN CROSSFIRST BANKSAHRES INC. Yield

on Loans & Cost of Deposits 4.28% 0.42% 5.08% 1.20% 5.93%

2.03% 6.56% 2.57% 6.87% 3.33% Q2 2022 Q3 2022 Q4 2022

Q1 2023 Q2 2023 Yield on Loans Cost of Total Deposits

Net Interest Margin – Fully Tax Equivalent (FTE)(1)

3.52% 3.56% 3.61% 3.65% 3.27% Q2 2022 Q3 2022 Q4 2022 Q1 2023

Q2 2023 Fully tax-equivalent NIM decreased 38bps from Q1 2023

Loan yields increased 31bps in the quarter due to repricing of existing loans and organic growth Cost of deposits increased 76bps from

Q1 2023 due to deposit pricing pressure and the decrease in non-interest-bearing deposits experienced late in Q1 2023 that impacted Q2 2023

average balances Loan to deposit ratio decreased to 95% from 97%

in Q1 2023 (1) Ratio is annualized for interim periods; the incremental

Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0% 10

NET INTEREST INCOME SENSITIVITY CROSSFIRST BANKSAHRES

INC. Net Interest Income Impact From Rate Changes (4.51)% (0.73)%

(2.52)% (0.42)% (1.40)% (0.36)% 0.93% (0.14)% 2.19% 0.01%

3.50% 0.17% -300 bps -200 bps -100 bps 100 bps 200 bps 300 bps

Rate Shock Rate Ramp Loans: Rate Reset and Cash Flow Profile

59% 10% 9% 19% 3% 1-3 4-12 1-2 2-5 >5 Years Months Months

Years Years Roughly 69% of Company’s earning

assets reprice or mature over the next 12 months, with 47%

in month one Note: Data as of June 30, 2023 * Rate Shock analysis:

measures instantaneous parallel shifts in market rates Rate Ramp analysis:

rate changes occur gradually over 12 months time Balance

sheet size and mix held constant from month end position and includes average YTD loan fees (excluding PPP fees) 11

Expense Management CROSSFIRST BANKSAHRES INC. $29.2 $28.5

$36.4 $38.1 $37.4 $7.1 $5.4 $8.3 $9.6 $7.5 $2.4 $2.1 $3.3 $2.9

$2.7 $2.6 $2.7 $2.8 $3.0 $3.1 $17.1 $18.3 $22.0 $22.6 $24.1 Q2

2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Salaries & Benefits

Occupancy Data Processing, Software & Comm Other Q2 2023

expenses included $0.3 million of acquisition-related expenses,

mostly professional fees, and $1.3 million of employee separation costs, compared to $1.5 million of acquisition-related expenses in Q1 2023 Reduced discretionary spending contributed to the decreases in other expenses compared to Q1 2023 Salaries & benefits were higher year over year due the addition of employees as part of the Colorado and New Mexico acquisition and merit increases Identified meaningful non-interest expense savings for the remainder of

2023, advancing our efficiency improvement goal Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified. 12

AMPLE LIQUIDITY AND FLEXIBILITY CROSSFIRST BANKSAHRES

INC. Cash and Cash Equivalents L. A Available-for-Sale

Securities* Available Brokered Deposits & Wholesale Funding

Available Credit Lines, FHLB, and FPB $342M i $744M $372M

*■ $1,121 B On-Balance Sheet Liquidity Off-Balance

Sheet Liquidity $1.08B + $1.493B Total Liquidity $2.579B 36% of

Total Assets *Available-for-Sale Securities $744M =

Market Value Net Gain $169M + Pledgeable $282M + Remaining

$293M Note: Data as of June 30, 2023 13

SECURITIES PORTFOLIO CROSSFIRST BANKSAHRES INC.

MBS (Fixed), 22% Municipal - Taxable, 1% Municipal - Tax

-Exempt, 61% CMO (Fixed), 1% SBA (Fixed), 14% Other,

1% Fair Value at June 30, 2023 $744 million At the end

of Q2 2023, the portfolio’s duration was approximately 5.3 years

The fully tax equivalent yield for Q2 2023 increased 13bps to 3.44% The securities portfolio had net unrealized losses of approximately $78 million as of June 30, 2023 During Q2 2023, $27 million of securities were purchased at an average tax-equivalent yield of 4.72%, and we had $5 million in MBS paydowns 14

2023 GUIDANCE CROSSFIRST BANKSAHRES INC. Business Driver

Q1 2023 Q2 2023 Loans 8-10% core loan growth Unchanged Net

Interest Margin (NIM) 3.40% to 3.55% 3.20% to 3.35% Non-inter est Expense(1) $35-$36 million per quarter $34-$35 million per quarter

Combined ACL / Loans 1.30% to 1.45% Unchanged Effective

Tax Rate 20-22% Unchanged (1) Excluding the impact of acquisition

-related costs. 15

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSAHRES

INC. Adjusted net income: Net income S 16,047 $ 16,108 Add: Acquisition costs 338 1,477 Add: Acquisition - Day 1 CECL provision -

- Add: Employee separation 1,300 - Less: Tax effect111

(344) (310) Adjusted net income Preferred stock dividends Diluted weighted average common shares outstanding Diluted earnings

per common share Adjusted diluted earnings per common share

s s Quarter Ended Six Months Ended (Dollars in thousands, except per share data) $ 11,946 S 17,280 S 15,545 S 32,155 S 32,373

3,570 81 239 1,815 239 4,400 - - - - - - 1,063 1300 1,063 (2,045)

(17) (273) (654) (273) % $ $ $ $ Adjusted return on average

assets: Net income Adjusted net income Average assets Return on average assets Adjusted return on average assets Quarter

Ended Six Months Ended (Dollars in thousands) S 16,047 $ 16,108

S 11,946 $ 17,280 S 15,545 S 32,155 S 32,373 17341 17275 17,871

17,344 16,574 34,616 33,402 $ 6,929,972 $ 6,712,801 S 6,159,783

S 5,764,347 S 5545,657 S 6,821,987 S 5,554,648 1.00% 1.04%

1.15% 1.19% 120% 102% 1.21 % Quarter Ended Six Months Ended

(Dollars in thousands) Adjusted return on average equity: Net income

$ 16,047 $ 16,108 $ 11,946 $ 17,280 $ 15,545 $ 32,155 S

32,373 Adjusted net income 17341 17275 17,871 17,344 16,574

34,616 33,402 Average equity $ 647,491 S 620,210 $ 589,587

$ 613206 S 614,541 S 633,926 S 634,036 Return on average

equity Adjusted return on average equity Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions. 16

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSAHRES

INC. 6/30/2023 Tangible common stockholders’ equity: Total

stockholders' equity $ 651,483 Less:goodwill and other intangible assets 27,457 Less: preferred stock 7,750 Tangible common

stockholders’ equity Tangible book value per common

share: Tangible common stockholders' equity $ 616,276 Common shares outstanding at end of period 48,653,487 Book value per common share Tangible book value per common share

Quarter Ended 3/31/2023 12/31/2023 9/30/2022 6/30/202T {Dollars in

thousands, except per s h ere doto/ $ 645,491 28,259 7,750

$ 609,482 48,600,618 $ 608,599 29,081 $ 579,518 48,448215 $ 580,547

71 $ 580,476 48,787,696 $ 608,016 91 $ 607,925 49,535,949

Six Months Ended Quarter Ended 6/30/2 023 3/31/2023 12/31/202 3

9/30/20 22 6/30/2022 6/30/2023 6/30/2023 (Dollars in thousands) Adjusted

Efficiency Ratio - Fully Tax Equivalent (FTE)1'1 Non-interest expense Less: Acquisition costs Less: Core deposit intangible amortization Less: Employee separation

$ 37,412 $ (338) (802) (1.300) 38,092 $ (1.477) (822) 36,423

$ (3570) (291) 28,451 $ (81) 29203 (239) (1.065) $ 75504 $

(1.815) 0.624) (1.300) 56,869 (239) 0.063) Adjusted Non-interest expense (numerator) $ 34,972 $ 35,793 $ 32562 $ 28,370 $ 27,901

s 70,765 $ 55,567 Net interest income 54,539 58,221 54,015 49,695 46,709

112,760 89,824 Tax equivalent interest income(l)

750 797 818 820 808 1547 1,583 Non-interest income (loss) 5,779

4,421 4559 3,780 4201 10,200 9,143 Total tax-equivalent income

(denominator)

$ S Efficiency Ratio Adjusted Efficiency Ratio - Fully Tax Equivalent

(FTE)1'1 (1) Tax exempt income (tax-free municipal securities)

is calculated on a tax equivalent basis. The incremental rate used is 21.0%. 17